J.P. Morgan Institutional Funds
Supplement  dated  August 4, 1999,  to the  following  Statement  of  Additional
Information:

J.P. Morgan Institutional New York Tax Exempt Bond Fund, dated August 2, 1999

The following replaces the third paragraph under the heading "Expenses":

     J.P. Morgan has agreed that it will reimburse the Fund to the extent necessary to maintain the Fund's total operating expenses (which include expenses of the Fund and the Portfolio) at the annual rate of 0.50% of the Fund's average daily net assets. This limit does not cover extraordinary expenses. This reimbursement arrangement will continue through at least November 28, 2000.